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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported) June 20, 2001 (June 18, 2001)
                                                   -----------------------------

                       D & K HEALTHCARE RESOURCES, INC.
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            (Exact name of registrant as specified in its charter)


       Delaware                   000-20348                      43-1465483
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(State of incorporation)   (Commission File Number)            (IRS Employer
                                                             Identification No.)



  8000 Maryland Avenue, Suite 920, St. Louis, Missouri             63105
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     (Address of principal executive offices)                    (Zip Code)


                                (314) 727-3485
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             (Registrant's telephone number, including area code)


                                      N/A
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         (Former name or former address, if changed since last report)
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                       D & K HEALTHCARE RESOURCES, INC.

                                   FORM 8-K


Item 5.  Other Events

On June 18, 2001, D&K Healthcare Resources, Inc. announced that it had completed the acquisition of privately held Diversified Healthcare, LLC, effective June 15, 2001. Diversified Healthcare is not a "significant subsidiary" of the Registrant as defined by rules issued by the Securities and Exchange
Commission.

The press release reporting the acquisition is filed with this Form 8-K as
Exhibit 99.1 and incorporated by reference herein. See "Item 7. Exhibits."






Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Exhibits

             99.1 D&K Healthcare Resources, Inc. Press Release dated June 18, 2001.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   D & K HEALTHCARE RESOURCES, INC.


Dated: June 20, 2001               By: /s/ Leonard R. Benjamin
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                                           Leonard R. Benjamin
                                           Vice President, General Counsel and
                                           Secretary

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